UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2007 id-CONFIRM, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

0-50489

(Commission File Number)

98-0222930

(I.R.S. Employer Identification Number)

Suite 400, 1800 Boulder Street, Denver, Colorado 80211-6400

(Address of principal executive offices, including zip code)

(303) 458-5727

(Registrant's telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Our Board of Directors has accepted the resignation of Robert A. Morrison, effective January 5, 2007. Mr. Morrison has resigned from his management position (CTO) as well as his seat from our Board. “On behalf of the Board and fellow employees, I would like to publicly acknowledge the contributions Rob has made over the past three years, initially as a Co-Founder of the company and subsequently as CEO and CTO. His efforts and determination have led to a very attractive solution portfolio, with which the new leadership of id-Confirm will pursue market place success. Our best wishes are extended to Rob as he pursue future endeavors,” said David A. Grasch, CEO - id-Confirm, Inc.

Our board of directors currently consists of Thomas Breen and David Grasch.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

id-CONFIRM, INC.

Per:

/s/ Thomas Breen

Thomas Breen

President and Director

Dated: January 8, 2007